SemiAnnual Report

T. Rowe Price
California Tax-Free Funds

August 31, 1995

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Tax-Free Funds.

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T. Rowe Price

CAC

Fellow Shareholders

While stocks have captured most of the headlines so far this year, bonds also delivered strong returns for investors. Bond prices rose and yields fell sharply, although long-term tax-exempt issues trailed their taxable equivalents. Despite the Federal Reserve's ease in July, municipal and taxable bonds gave back some of their gains after revised economic data indicated the economy was not slowing to the extent originally believed.

Market Environment

Municipals turned in their strongest performance this year in January and February, when the yield on 30-year AAA general obligation bonds fell to 5.95% from 6.65%. However, during the six months covered in this report, that yield declined by only another 10 basis points to 5.85% compared with an 80-basis-point drop in 30-year Treasury bonds.
      The tax-exempt market's lagging performance relative to Treasuries can be attributed largely to investor concerns about tax reform proposals in Washington (see sidebar on page 3). One effect of this key issue was the divergence between intermediate- and long-term tax-exempt bonds. During the six months ended August 31,

Graph:  California Yield Indexes

Source: T. Rowe Price Associates, Inc.

bonds maturing in 5 to 10 years provided higher total returns than long-term bonds. The municipal yield curve steepened significantly (short-term yields fell and long-term yields were steady), because investors demonstrated their reluctance to assume the additional risk of buying bonds with long maturities until tax uncertainties are cleared up.
      While Orange County's problems have resonated throughout the California bond market, the worst may be over. Concerns about a default by the county weakened investor confidence statewide. For example, many issuers of short-term paper were forced to rely on credit enhancements such as letters of credit to access the nervous market. Investors' worst fears were finally allayed in July when the county struck an agreement with noteholders to defer some payments while it developed a recovery plan. Since then, California note and bond prices have improved relative to national municipals.
      This recent stronger performance was aided in part by light supply in the state. California issuers have sold 37% less debt so far in 1995 than during the comparable year-ago period, whereas new issuance nationally is only 22% lower for the period. As a result, the California market has performed well overall, and investors have shown a particularly strong appetite for stable and improving credits, such as the cities of San Francisco and Los Angeles, which have maintained AA ratings, and Santa Monica, upgraded by Moody's to Aaa.

California Tax-Free Money Fund

Short-term municipal yields changed little during the quarter ended August 31, despite the usual gyrations due to technical factors (large cash flows from July 1 coupon and maturity payments and high seasonal note issuance). The difference between the daily and one-year security yields averaged a meager one-quarter percentage point during the quarter, compared with nearly three-quarters of a percentage point during the past 12 months. While California 12-month yields were as much as 15 basis points higher than comparable out-of-state securities, daily and weekly yields were lower than national levels, reflecting a flight to safety within the state.
      Your fund began the quarter with a weighted average maturity 12 days longer than its peer group average, a posture we believed was appropriate in view of slower economic growth and the possibility of Fed easing. Early in the quarter, we shortened maturities substantially to take advantage of seasonal issuance, which usually puts upward pressure on yields. After having been significantly shorter than the average at midquarter, we lengthened to 46 days by August 31 compared with the competition's average of 52 days.
      This strategy allowed us to lock in securities with higher yields. We expect to remain neutral to slightly aggressive going forward because we believe the Fed will maintain a stable monetary policy near term. Also, new short-term issuance is running about 20% below year-ago levels. The state, the largest issuer of notes in recent years, is not expected to sell any in 1995.
      Your fund's performance was in line with the average for comparable funds over the first half of the fiscal year.

Performance Comparison

                                     Periods Ended 8/31/95
                                     _____________________

                                     3 Months      6 Months
                                     _________     _________

California Tax-Free
Money Fund                              0.79%         1.68%

IBC/Donoghue Money Fund
Report Average*                         0.79          1.67

*   State Specific Stockbroker and General Purpose - California

California Tax-Free Bond Fund

Your fund began its fiscal year with a duration of 7.6 years, a conservative posture reflecting lingering concerns about Orange County and low investor demand for bonds within the state. In March we lengthened the duration to a more neutral 8.0 years as interest rates headed lower.
      The entire California market came under pressure in June because of a combination of high new issuance, the imminent maturity of Orange County's short-term debt in July, and state budget uncertainty. We viewed this situation as temporary and lengthened duration further. In July and August, the market stabilized as supply dropped sharply and Orange County reached an agreement with its creditors. As a result, California yields, which had matched national averages, once again fell to their normally lower levels and prices rose.
      We weathered much of the last year with a higher than usual exposure to insured bonds for extra credit protection. As the state continues its modest recovery, we will look for opportunities to broaden exposure to improving credit ratings within the state.
      Our progressively bolder strategy enabled your fund to outstrip its peer group average over the three months ended August 31, while performing in line with the group during the first six months of the fiscal year.

Performance Comparison

                                     Periods Ended 8/31/95
                                     _____________________

                                     3 Months      6 Months
                                     _________     _________

California Tax-Free
Bond Fund                               0.40%         4.43%

Lipper California
Municipal Debt Fund
Average                                 0.12          4.49


Outlook

For the past three months, the 30-year Treasury bond yield has hovered in a range between 6.5% and 7%. While recent economic growth has slowed significantly from last year's rapid pace, it may not have slowed to the extent the Federal Reserve believed when it loosened monetary policy in July. Second quarter GDP, initially reported to have increased by a paltry 0.5% annualized rate, was subsequently revised to 1.1%. Growth in the third and fourth quarters should be closer to the long-term trend of 2.5%.
      Until the economy shows clearer signs of veering from moderate to either slower or more rapid growth, long bond yields are likely to remain close to current levels. Despite the emerging picture of a rebound in growth, the combination of benign inflation and the growing sense of fiscal responsibility in Washington may reassure the bond market.
      The municipal market is also likely to trade in its range of the past six months, with long-term rates fluctuating between 5.5% and 6.0%. Unless tax reform proposals disappear altogether, we do not expect municipal bonds to outperform Treasuries, and investors may continue to prefer tax-exempt bonds with short maturities. Overall, we anticipate that economic developments will have a greater impact than tax reform proposals on the municipal market.
      California continues to experience modest economic growth, although below the national average, and the state has made real progress in reducing its budget deficits. We are cautiously optimistic about California's prospects for further improvement.

Respectfully submitted,




Patrice L. Berchtenbreiter
Chairman of the Investment Advisory Committee,
California Tax-Free Money Fund





Mary J. Miller
Chairman of the Investment Advisory Committee,
California Tax-Free Bond Fund

September 15, 1995

Municipal Bonds Hindered by Tax Reform Proposals


In recent months, proposals for tax reform in Washington have trimmed returns on municipal bonds. Most of these proposals are still in rudimentary form, but they center on the possibility of a flat tax with a low income tax rate and the elimination of taxes on the income from taxable securities. As a result, investors demanded higher yields on long-term tax-exempt issues relative to Treasuries to compensate for the risk that new legislation might reduce the tax advantages of municipals. Tax-exempt securities with short maturities have performed better, because they are less vulnerable to any changes in the tax laws.
      Tax reform discussions could continue to affect the municipal market adversely, but we believe the likelihood of a genuine flat tax is slim. In our experience, the market often overreacts to proposed changes in the tax code, creating periods of market weakness we view as buying opportunities. Accordingly, we have taken advantage of the demand for short-term tax-exempt bonds and have purchased long-term bonds when their yields have approached those of long-term Treasury bonds.

Portfolio Highlights

California Tax-Free Money Fund

Key Statistics

                                                 Periods Ended
Dividend Yield                                      8/31/95
___________________________                     _______________

7-Day Compound on 5/31/95                             3.55%

7-Day Compound on 8/31/95                             3.10

Dividend Per Share
___________________________

3 Months                                            $0.008

6 Months                                             0.017

Weighted Average Quality*                              2.0

Weighted Average Maturity                          46 days

* On a T. Rowe Price scale of 1 to 10, with Grade 1 representing highest quality.

Average Annual Compound Total Return

Periods ended August 31, 1995

                               Since
                             Inception
        1 Year     5 Years   (9/15/86)
        _______    _______   ________

         3.19%      2.85%      3.63%

Note: For the above periods ended 6/30/95, the fund's returns were 3.06%, 2.90%, and 3.65%, respectively.

Investment return represents past performance and may vary. While the fund is managed to maintain a stable share price of $1.00, this is not guaranteed.

California Tax-Free Bond Fund

Key Statistics
                                                 Periods Ended
Dividend Yield                                      8/31/95
___________________________                     _______________

3 Months*                                             5.48%

6 Months*                                             5.53

SEC 30-Day Yield                                      5.32

Dividend Per Share
___________________________

3 Months                                             $0.14

6 Months                                              0.28

Change in Price Per Share
___________________________

3 Months (From $10.26 to $10.16)                    $-0.10

6 Months (From $10.00 to $10.16)                      0.16

Weighted Average Quality**                             2.4

Weighted Average Maturity                       18.9 years

Weighted Average Effective Duration              7.8 years

 * Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.

** On a T. Rowe Price scale of 1 to 10, with Grade 1 representing highest quality.

Average Annual Compound Total Return

Periods ended August 31, 1995

                               Since
                             Inception
        1 Year     5 Years   (9/15/86)
        _______    _______   ________

         7.79%      8.36%      6.55%

Note: For the above periods ended 6/30/95, the fund's returns were 7.74%, 7.73%, and 6.42%, respectively.

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

California Tax-Free Money Fund

Sector Diversification
                                             Percent of Net Assets
                                                    8/31/95
                                               _________________

Hospital Revenue                                        19%

Water and Sewer Revenue                                 17

Lease Revenue                                           13

Dedicated Tax Revenue                                   11

Prerefunded Bonds                                        9

Nuclear Revenue                                          7

General Obligation - Local                               6

Air and Sea Transportation Revenue                       5

Pooled Loan Revenue                                      5

Educational Revenue                                      2

Escrowed to Maturity                                     1

Other Assets Less Liabilities                            5


California Tax-Free Bond Fund

Sector Diversification
                                             Percent of Net Assets
                                                    8/31/95
                                               _________________

Dedicated Tax Revenue                                   14%

Lease Revenue                                           12

Water and Sewer Revenue                                 10

Housing Finance Revenue                                  9

Air and Sea Transportation Revenue                       9

Nuclear Revenue                                          8

Prerefunded Bonds                                        7

General Obligation - Local                               6

Hospital Revenue                                         6

Electric Revenue                                         6

Educational Revenue                                      3

Solid Waste Revenue                                      3

Escrowed to Maturity                                     2

General Obligation - State                               2

Ground Transportation Revenue                            1

Miscellaneous Revenue                                    1

Other Assets Less Liabilities                            1

Portfolio of Investments

T. Rowe Price California Tax-Free Money Fund / August 31, 1995 (Unaudited)

(amounts in thousands)

                                                     Amount     Value
                                                     _______   _______
CALIFORNIA - 93.5%

Alameda County Transportation Auth.,Sales
Tax, TRAN,(FGIC Insured), 4.50%, 5/1/96. . . . . . . $ 1,000   $ 1,004
California Dept. of Water Resources, TECP,
3.75%, 9/22/95 . . . . . . . . . . . . . . . . . . . . 1,000     1,000
  Central Valley, 7.50%, 12/1/22
  (Pre-refunded 12/1/95!). . . . . . . . . . . . . . .    15        15
  Water Systems, VRDN (Currently 3.35%). . . . . . . . 2,400     2,400
California EFA, California Institute Of Technology,
VRDN (Currently 3.20%) . . . . . . . . . . . . . . . . 1,100     1,100
  Stanford Univ., 8.50%, 9/1/15
  (Pre-refunded 9/1/95!) . . . . . . . . . . . . . . .    60        61
California HFFA, Catholic Healthcare West,
(MBIA Insured), VRDN (Currently 3.40%) . . . . . . . .   200       200
  Kaiser Permanente, VRDN (Currently 3.35%). . . . . . 3,400     3,400
  Pooled Loan Program, (FGIC Insured), VRDN
  (Currently 3.35%). . . . . . . . . . . . . . . . . . 3,200     3,200
  Santa Barbara Cottage Hosp.,
  VRDN (Currently 3.30%) . . . . . . . . . . . . . . . 3,400     3,400
California Pollution Control Fin. Auth.,
Pacific Gas & Electric, TECP,
3.60 - 3.75%, 10/12 - 11/17/95 * . . . . . . . . . . . 3,000     2,999
California Statewide CDA, St. Joseph Health
Systems, VRDN (Currently 3.40%). . . . . . . . . . . . 3,400     3,400
Contra Costa Trans. Auth., Sales Tax, (FGIC
Insured), VRDN (Currently 3.40%) . . . . . . . . . . . 3,400     3,400
East Bay Municipal Utility Dist., TECP, 3.70 -
3.75%, 9/21 - 11/29/95 . . . . . . . . . . . . . . . . 1,300     1,300
Elk Grove Unified School District, TRAN, 4.50%,
7/31/96. . . . . . . . . . . . . . . . . . . . . . . . 1,000     1,004
Irvine Public Fac. & Infrastructure Auth.,
VRDN (Currently 3.75%) . . . . . . . . . . . . . . . . 2,500     2,500
Irvine Ranch Water Dist., Capital Improvement,
VRDN (Currently 3.35%) . . . . . . . . . . . . . . . . 3,100     3,100
Kern County Union High School Dist., Golden Empire
Schools, VRDN (Currently 3.40%). . . . . . . . . . . . 1,100     1,100
Long Beach, Harbor Dept., TECP, 3.65 - 3.85%,
9/8 - 12/8/95 *. . . . . . . . . . . . . . . . . . . . 3,500     3,500
Los Angeles Community Redev. Agency, Bunker Hill
Project, 8.20%, 12/1/95
(Escrowed to Maturity) . . . . . . . . . . . . . . . . 1,000     1,011
Los Angeles County, COP, (MBIA Insured) 10.50%,
4/1/05 (Pre-refunded 10/1/95!) . . . . . . . . . . . .   990     1,010
Los Angeles County Metropolitan Trans. Auth.,
Union Station Gateway, (FSA Insured), VRDN
(Currently 3.50%). . . . . . . . . . . . . . . . . . . 3,400     3,400
Los Angeles Dept. Water & Electric Power, TECP,
3.70 - 3.75%, 9/20 - 9/28/95 . . . . . . . . . . . . . 2,200     2,200
Los Angeles Unified School Dist., GO, TRAN, 4.50%,
7/3/96 . . . . . . . . . . . . . . . . . . . . . . . . 1,000     1,005
Los Angeles Waste Water Systems, TECP, 3.65 - 3.85%,
9/12 - 11/16/95. . . . . . . . . . . . . . . . . . . . 3,400     3,400
Metropolitan Water Dist. of Southern California,
TECP, 3.70%, 10/26/95. . . . . . . . . . . . . . . . .   800       800
Modesto Irrigation Dist., Geysers Geothermal,
COP, (MBIA Insured), 8.875%, 10/1/17
(Pre-refunded 10/1/95!). . . . . . . . . . . . . . . .    25        26
Monterey County, COP, 9.00%, 12/1/17
(Pre-refunded 12/1/95!). . . . . . . . . . . . . . . . 1,000     1,037
Newport Beach, Hoag Memorial Hosp. Presbyterian,
VRDN (Currently 3.45%) . . . . . . . . . . . . . . . . 2,815     2,815
Oakland, COP, VRDN (Currently 3.75%) . . . . . . . . . 2,400     2,400
GO, TRAN, 4.50%, 7/31/96 . . . . . . . . . . . . . . . 1,000     1,005
Riverside County, COP, VRDN (Currently 3.45%). . . . . 1,800     1,800
Sacramento County, Telecommunications Systems,
COP, VRDN (Currently 3.35%). . . . . . . . . . . . . .   100       100

                                                     Amount     Value
                                                     _______   _______

San Mateo County, COP, VRDN (Currently 3.30%). . . . $   785   $   785
Santa Clara - El Camino Hosp. Dist., Valley
Medical Center, VRDN (Currently 3.40%) . . . . . . . .   500       500
Santa Cruz County Redev. Agency, Live Oak/Soquel
Community, 8.20%, 11/1/13
(Pre-refunded 11/1/95!). . . . . . . . . . . . . . . .   745       769
South Poway Community Fac., 9.75%, 3/2/11
(Pre-refunded 3/2/96!) . . . . . . . . . . . . . . . . 1,600     1,694
Stanislaus County, CSAC Fin. Corp., 8.00%, 4/1/18
(Pre-Refunded 10/1/95!). . . . . . . . . . . . . . . . 2,000     2,027

NEW YORK - 1.4%

New York City, GO, RAN, 4.50%, 4/11/96 . . . . . . . . 1,000     1,004

Total Investments in Securities - 94.9% of Net Assets
(Cost  $66,871). . . . . . . . . . . . . . . . . . . .          66,871

    *   Interest subject to alternative minimum tax
    !   Used in determining portfolio maturity
  CDA   Community Development Administration
  COP   Certificates of Participation
  EFA   Educational Facility Authority
 FGIC   Financial Guaranty Insurance Company
  FSA   Financial Security Assurance Corp.
   GO   General Obligation
 HFFA   Health Facility Financing Authority
 MBIA   Municipal Bond Investors Assurance Corp.
  RAN   Revenue Anticipation Note
 TECP   Tax-Exempt Commercial Paper
 TRAN   Tax Revenue Anticipation Note
 VRDN   Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

T. Rowe Price California Tax-Free Money Fund / August 31, 1995 (Unaudited) (in thousands)

ASSETS

Investments in securities, at value (cost $66,871) . . . . .$  66,871
Other assets . . . . . . . . . . . . . . . . . . . . . . . .    3,752
                                                          ___________

Total assets                                                   70,623
                                                          ___________

LIABILITIES

Total liabilities. . . . . . . . . . . . . . . . . . . . . .      178
                                                          ___________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . .$  70,445
                                                          ___________
                                                          ___________

Net Assets Consist of:

Accumulated net investment income -
    net of distributions . . . . . . . . . . . . . . . . . .$       4
Accumulated net realized gain/loss -
    net of distributions . . . . . . . . . . . . . . . . . .    (128)
Paid-in-capital applicable to 70,573,467 shares of
    no par value shares of beneficial interest
    outstanding; unlimited number of
    shares authorized. . . . . . . . . . . . . . . . . . . .   70,569
                                                          ___________
NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . .$  70,445
                                                          ___________
                                                          ___________

NET ASSET VALUE PER SHARE. . . . . . . . . . . . . . . . . .$    1.00
                                                          ___________
                                                          ___________

Statement of Net Assets
T. Rowe Price California Tax-Free Bond Fund/August 31, 1995 (Unaudited)

(amounts in thousands)
                                                     Amount     Value
                                                     _______   _______

CALIFORNIA - 97.4%

Brea Public Fin. Auth., Tax Allocation Redev.,
(MBIA Insured), 6.75%, 8/1/22. . . . . . . . . . . . $ 1,435   $ 1,512
California, GO, 6.40%, 2/1/20 *. . . . . . . . . . . . 2,200     2,207
California Dept. of Water Resources, Central
Valley, 7.00%, 12/1/11 . . . . . . . . . . . . . . . . 1,730     1,978
     7.00%, 12/1/12. . . . . . . . . . . . . . . . . . 1,000     1,145
  Water Systems, VRDN (Currently 3.35%). . . . . . . .   600       600
California EFA, Pomona College, 6.00%, 2/15/17 . . . . 2,850     2,850
  St. Mary's College of California, 7.50%,
  10/1/20 (Pre-refunded 10/1/00!). . . . . . . . . . . 2,000     2,305
California HFA, Catholic Healthcare West,
(AMBAC Insured), 5.75%, 7/1/15 . . . . . . . . . . . . 1,050     1,015
California Housing Fin. Agency, 8.10%, 8/1/07. . . . .   300       322
     7.20%, 8/1/09 . . . . . . . . . . . . . . . . . .   330       351
     7.625%, 8/1/09. . . . . . . . . . . . . . . . . . 2,305     2,454
     7.25%, 8/1/10 . . . . . . . . . . . . . . . . . .   230       244
     6.70%, 8/1/15 . . . . . . . . . . . . . . . . . . 1,100     1,133
     6.85%, 8/1/17 . . . . . . . . . . . . . . . . . . 3,115     3,242
     7.25%, 8/1/17 . . . . . . . . . . . . . . . . . . 1,000     1,085
     8.20%, 8/1/17 . . . . . . . . . . . . . . . . . . 1,425     1,518
     7.875%, 8/1/19. . . . . . . . . . . . . . . . . .   485       517
     8.00%, 8/1/19 . . . . . . . . . . . . . . . . . .   230       246
     6.70%, 8/1/25 * . . . . . . . . . . . . . . . . . 1,000     1,019
California Pollution Control Fin. Auth.,
Pacific Gas & Electric, 8.20%, 12/1/18 . . . . . . . . 2,000     2,166
     (MBIA Insured), 5.85%, 12/1/23 *. . . . . . . . . 2,000     1,917
  Southern California Edison, VRDN
  (Currently 3.45%). . . . . . . . . . . . . . . . . .   100       100
     (AMBAC Insured), 6.85%, 12/1/08 . . . . . . . . . 1,000     1,074
California Public Works Board, Dept. of Corrections,
6.875%, 11/1/14. . . . . . . . . . . . . . . . . . . . 1,000     1,064
     (MBIA Insured), 5.375%, 12/1/19 . . . . . . . . . 1,000       915
  Univ. of California, 5.50%, 6/1/14 . . . . . . . . . 3,800     3,515
     (AMBAC Insured), 6.40%, 12/1/16 . . . . . . . . . 1,000     1,035
  Univ. of California, Berkley Life Sciences, 7.60%,
  3/1/09 (Pre-refunded 3/1/98!). . . . . . . . . . . . 1,250     1,378
California Statewide Communities Dev. Auth.,
Sutter Health, COP,(MBIA Insured),
5.50%, 8/15/23 . . . . . . . . . . . . . . . . . . . . 2,000     1,847
Castaic Lake Water Agency, Water System Improvement,
COP, (MBIA Insured), 7.00%, 8/1/12 . . . . . . . . . . 1,000     1,153
     7.00%, 8/1/13 . . . . . . . . . . . . . . . . . . 1,700     1,962
Castaic Union School Dist., GO, (FGIC Insured),
Zero Coupon, 5/1/18. . . . . . . . . . . . . . . . . . 6,675     1,665
Central Coast Water Auth., State Water Project
Regional Fac., (AMBAC Insured),
6.60%, 10/1/22 . . . . . . . . . . . . . . . . . . . . 1,000     1,050
Contra Costa Water Dist., 7.625%, 10/1/08
(Pre-refunded 10/1/98!). . . . . . . . . . . . . . . .   500       561
Corona Redev. Agency, Tax Allocation, (FGIC Insured),
6.25%, 9/1/13. . . . . . . . . . . . . . . . . . . . . 1,000     1,030
Cupertino, COP, 5.75%, 1/1/16. . . . . . . . . . . . . 4,000     3,767
East Bay Municipal Utility Dist., Water System,
6.00%, 6/1/12. . . . . . . . . . . . . . . . . . . . . 2,000     2,002
Foothill / Eastern Transportation Corridor Agency,
California Toll Road, Zero Coupon, 1/1/17. . . . . . . 4,000       897

                                                     Amount     Value
                                                     _______   _______

Fresno HFA, Holy Cross Health Systems, (MBIA
Insured), 5.625%, 12/1/15. . . . . . . . . . . . . . $ 1,000   $   957
Fresno Joint Powers Fin. Auth, 5.75%, 9/2/98 . . . . . 1,000     1,011
Inglewood Redev. Agency, Century Redev., 6.125%,
7/1/23 . . . . . . . . . . . . . . . . . . . . . . . . 2,200     2,036
Irvine Public Fac. & Infrastructure Auth., VRDN
(Currently 3.75%). . . . . . . . . . . . . . . . . . .   800       800
Irvine Ranch Water Dist., Capital Improvement,
VRDN (Currently 3.35%) . . . . . . . . . . . . . . . .   200       200
Kern County Union High School Dist., GO,
(MBIA Insured), 7.00%, 8/1/10. . . . . . . . . . . . . 1,000     1,153
Long Beach Harbor, 7.25%, 5/15/19 *. . . . . . . . . . 2,500     2,651
Los Angeles, Wastewater System, 7.10%, 6/1/18. . . . . 1,000     1,093
Los Angeles County, Civic Center Heating &
Refrigerating Plant, COP, 8.00%,
6/1/10 (Pre-refunded 6/1/98!). . . . . . . . . . . . .   500       558
  Marina del Rey, COP, 6.50%, 7/1/08 . . . . . . . . . 1,000     1,000
Los Angeles County Metropolitan Trans. Auth.,
Sales Tax, 7.40%, 7/1/15 . . . . . . . . . . . . . . .   515       567
     (AMBAC Insured), 5.00%, 7/1/25. . . . . . . . . . 2,500     2,170
Los Angeles County Sanitation Dist. Fin. Auth.,
5.375%, 10/1/13. . . . . . . . . . . . . . . . . . . . 2,750     2,576
     5.25%, 10/1/19. . . . . . . . . . . . . . . . . . 1,000       902
Los Angeles Dept. of Water & Power,
(MBIA Insured), 5.375%, 9/1/23 . . . . . . . . . . . . 1,000       913
Los Angeles Harbor Dept., 7.60%, 10/1/18
(Escrowed to Maturity) . . . . . . . . . . . . . . . . 3,000     3,380
     6.625%, 8/1/19 *. . . . . . . . . . . . . . . . . 2,500     2,584
Los Angeles Municipal Improvement Corp., Central
Library, 6.35%, 6/1/20 . . . . . . . . . . . . . . . . 1,500     1,467
Mt. Diablo Hosp. Dist., (AMBAC Insured), 8.00%,
12/1/11 (Pre-refunded 12/1/00!). . . . . . . . . . . . 1,250     1,480
Newport Beach, Hoag Memorial Hosp. Presbyterian,
VRDN (Currently 3.45%) . . . . . . . . . . . . . . . . 1,100     1,100
Northern California Transmission Agency,
California-Oregon Transmission,
(MBIA Insured), 5.50%, 5/1/14. . . . . . . . . . . . . 1,220     1,162
     6.00%, 5/1/24 . . . . . . . . . . . . . . . . . . 1,405     1,405
Oakland, COP, VRDN (Currently 3.75%) . . . . . . . . . 1,000     1,000
  Special Refunding (Pension Financing), GO,
  (FGIC Insured), 7.60%, 8/1/21. . . . . . . . . . . . 3,500     3,885
Orange County, COP, 7.625%, 6/1/19
(Pre-refunded 6/1/99!) . . . . . . . . . . . . . . . . 1,750     1,974
Orange County Local Trans. Auth., Sales Tax,
(AMBAC Insured), 6.00%, 2/15/09. . . . . . . . . . . .   750       761
Pittsburg PFA, Wastewater, (FGIC Insured),
5.375%, 6/1/22 . . . . . . . . . . . . . . . . . . . . 1,000       915
Port of Oakland, (BIGI Insured), 7.25%,
11/1/16. . . . . . . . . . . . . . . . . . . . . . . . 1,600     1,709
Riverside County, Desert Justice Fac., COP,
(MBIA Insured), 6.00%, 12/1/12 . . . . . . . . . . . . 1,000     1,007
Sacramento County, Public Fac., Coroner Crime
Laboratory, COP, (AMBAC Insured),
6.375%, 10/1/14. . . . . . . . . . . . . . . . . . . . 1,000     1,035
  Telecommunications Systems, COP, VRDN
  (Currently 3.35%). . . . . . . . . . . . . . . . . .   200       200
Sacramento Municipal Utility Dist., Electric,
(FGIC Insured), 5.25%, 11/15/12. . . . . . . . . . . .   785       738
     (MBIA Insured), 6.25%, 8/15/10. . . . . . . . . . 2,300     2,469
San Bernardino County, West Valley Detention
Center, 7.70%, 11/1/18
     Pre-refunded 11/1/98!). . . . . . . . . . . . . .   500       563
San Diego IDR, San Diego Gas & Electric,
(MBIA Insured), 6.40%, 9/1/18. . . . . . . . . . . . . 1,175     1,211


                                                     Amount     Value
                                                     _______   _______

San Diego PFA, Sewer, (AMBAC Insured),
5.25%, 5/15/20 . . . . . . . . . . . . . . . . . . . $   675   $   608
San Francisco Bay Area Rapid Transit, Dist.
Sales Tax, (FGIC Insured), 5.50%, 7/1/20 . . . . . . . 3,500     3,305
San Francisco City & County, Airport Revenue,
(AMBAC Insured), 6.50%, 5/1/18 * . . . . . . . . . . . 3,000     3,121
     (FGIC Insured), 6.30%, 5/1/25 * . . . . . . . . . 2,000     2,016
  Public Utility Commission, 8.00%, 11/1/11. . . . . . 1,000     1,097
San Joaquin Hills Trans. Corridor Agency, Toll
Road, Zero Coupon, 1/1/00. . . . . . . . . . . . . . . 1,500     1,127
Santa Clara County Fin. Auth., VMC Fac.,
(AMBAC Insured), 7.75%, 11/15/11 . . . . . . . . . . . 1,000     1,226
Santa Clara Redev. Agency, Bayshore North,
(AMBAC Insured), 7.00%, 7/1/10 . . . . . . . . . . . . 3,000     3,469
Santa Margarita/Dana Point Auth., (MBIA Insured),
7.25%, 8/1/10. . . . . . . . . . . . . . . . . . . . . 1,000     1,173
Santa Monica Unified School Dist., GO, 5.50%,
8/1/15 . . . . . . . . . . . . . . . . . . . . . . . . 2,000     1,898
South Orange County PFA, (MBIA Insured), 7.00%,
9/1/07 . . . . . . . . . . . . . . . . . . . . . . . . 2,000     2,301
Southern California Public Power Auth., 6.75%,
7/1/10 . . . . . . . . . . . . . . . . . . . . . . . . 2,100     2,242
     6.00%, 7/1/12 . . . . . . . . . . . . . . . . . . 1,000       970
     6.75%, 7/1/12 . . . . . . . . . . . . . . . . . . 1,700     1,817
Torrance, Little Company of Mary Hosp., 6.875%,
7/1/15 . . . . . . . . . . . . . . . . . . . . . . . . 1,330     1,384
Tri City Hosp. Dist., Oceanside Hosp., (MBIA Insured),
7.50%, 2/1/17. . . . . . . . . . . . . . . . . . . . . 2,000     2,263
Univ. of California, Parking System., 7.75%, 11/1/16
(Pre-refunded 11/1/96!). . . . . . . . . . . . . . . .   250       266
_____________________________________________________________________________

PUERTO RICO - 1.5%

Puerto Rico Electric Power Auth., 7.00%,
7/1/21 . . . . . . . . . . . . . . . . . . . . . . . . 1,000     1,095
Puerto Rico Ind., Med., Higher Ed. & Environmental
Pollution Control Fac. Fin. Auth., Catholic Univ.
of Puerto Rico, 5.60%, 12/1/07 . . . . . . . . . . . . 1,000     1,010

Total Investments in Securities -
98.9% of Net Assets (Cost  $129,837) . . . . . . . . .         $ 135,861

Futures Contracts

                                       Contract      Unrealized
                         Expiration      Value       Gain (Loss)
                          ________      _______       _________

Short, 30 U.S.
Treasury thirty-year
contracts, $3,000,000
of Municipal Bonds
pledged as initial
margin . . . . . . . . . . .12/95        $ (3,401)     $    (21)
Net payments (receipts) of variation
   margin to date. . . . . . . .                              7
                                                      _________
Variation margin receivable (payable) on open
   futures contracts . . . . . .                                   (14)
Other Assets Less Liabilities  .                                 1,537
                                                                 _____

Net Assets Consist of:                                   Value     Value
                                                        _______   _______
Accumulated net investment income -
   net of distributions. . . . . . . . . . . . . . . . .$      4
Accumulated net realized gain/loss -
   net of distributions. . . . . . . . . . . . . . . . .  (2,603)
Net unrealized gain (loss) . . . . . . . . . . . . . . .   6,003
Paid-in-capital applicable to 13,517,248 shares of
   no par value shares of beneficial interest
   outstanding; unlimited number of
   shares authorized . . . . . . . . . . . . . . . . . . 133,980
                                                         ________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . .       $   137,384
                                                                   _______
                                                                   _______

NET ASSET VALUE PER SHARE. . . . . . . . . . . . . . . .       $   10.16
                                                                   ______
                                                                   ______

    *   Interest subject to alternative minimum tax
    !   Used in determining portfolio maturity
AMBAC   AMBAC Indemnity Corp.
 BIGI   Bond Investors Guaranty Insurance
  COP   Certificates of Participation
  EFA   Educational Facility Authority
 FGIC   Financial Guaranty Insurance Company
   GO   General Obligation
  HFA   Health Facility Authority
  IDR   Industrial Development Revenue
 MBIA   Municipal Bond Investors Assurance Corp.
  PFA   Public Facility Authority
 VRDN   Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

Statement of Operations

T. Rowe Price California Tax-Free Income Trust/ Six Months Ended August 31, 1995 (Unaudited)

(in thousands)

                                      Money Fund   Bond Fund
                                      ___________ ___________

INVESTMENT INCOME

Interest income. . . . . . . . . . .  $   1,408   $   4,148
                                     ___________  ___________
Expenses
    Investment management. . . . . .         84         299
    Custody and accounting . . . . .         52          59
    Shareholder servicing. . . . . .         45          56
    Legal and audit. . . . . . . . .          7           7
    Registration . . . . . . . . . .          4           1
    Trustees . . . . . . . . . . . .          3           3
    Prospectus and shareholder reports        2           2
    Miscellaneous. . . . . . . . . .          2           3
                                     ___________  ___________

Total expenses . . . . . . . . . . .        199         430
                                     ___________  ___________

Net investment income. . . . . . . .      1,209       3,718
                                     ___________  ___________

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on:
    Securities . . . . . . . . . . .         15         937
    Futures. . . . . . . . . . . . .          -          46
                                     ___________  ___________

Net realized gain (loss) . . . . . .         15         983
                                     ___________  ___________

Change in net unrealized gain or
        loss on:
    Securities . . . . . . . . . . .         24       1,260
    Futures. . . . . . . . . . . . .          -        (21)
                                     ___________  ___________
    Change in net unrealized gain
        or loss. . . . . . . . . . .         24       1,239
                                     ___________  ___________
Net realized and unrealized
    gain (loss). . . . . . . . . . .         39       2,222
                                     ___________  ___________

INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS. . . . . . . . .  $   1,248   $   5,940
                                     ___________  ___________
                                     ___________  ___________

The accompanying notes are an integral part of these financial statements. Statement of Changes in Net Assets

T. Rowe Price California Tax-Free Income Trust (Unaudited)


(in thousands)
                                                     Money Fund            Bond Fund
                                             ____________________________________________
                                                     Six Months
                                                        Ended             Year Ended
                                                    Aug. 31, 1995        Feb. 28, 1995
                                                     ___________          ___________

INCREASE (DECREASE) IN NET ASSETS FROM
Operations
    Net investment income. . . . . . . . . . . .$  1,209   $ 1,966   $  3,718   $  7,507
    Net realized gain (loss) . . . . . . . . . .      14      (97)        983     (3,509)
    Change in net unrealized gain or loss. . . .      25      (20)      1,239     (3,009)
                                                 _______   _______    _______    _______
    Increase (decrease) in net assets
    from operations. . . . . . . . . . . . . . .   1,248     1,849      5,940        989
                                                 _______   _______    _______    _______
Distributions to shareholders
    Net investment income. . . . . . . . . . . . (1,209)   (1,966)   (3,718)      (7,507)
    Net realized gain on investments . . . . . .       -         -          -       (284)
                                                 _______   _______    _______    _______
    Decrease in net assets
      from distributions . . . . . . . . . . . . (1,209)   (1,966)    (3,718)     (7,791)

Capital share transactions*
    Shares sold. . . . . . . . . . . . . . . . .  26,616    94,040     12,140     25,265
    Distributions reinvested . . . . . . . . . .   1,103     1,810      2,557      5,456
    Shares redeemed. . . . . . . . . . . . . . .(33,602)  (93,460)   (11,488)    (43,902)
                                                 _______   _______    _______    _______
    Increase (decrease) in net assets from
      capital share transactions . . . . . . . . (5,883)     2,390      3,209    (13,181)
                                                 _______   _______    _______    _______

Increase (decrease) in net assets. . . . . . . . (5,844)     2,273      5,431    (19,983)

NET ASSETS
Beginning of period. . . . . . . . . . . . . . .  76,289    74,016    131,953    151,936
                                                 _______   _______    _______    _______

End of period. . . . . . . . . . . . . . . . . .$ 70,445   $76,289   $137,384   $131,953
                                                 _______   _______    _______    _______
                                                 _______   _______    _______    _______

*Share information
    Shares sold. . . . . . . . . . . . . . . . .  26,616    94,040      1,205      2,578
    Distributions reinvested . . . . . . . . . .   1,103     1,810        254        556
    Shares redeemed. . . . . . . . . . . . . . . (33,602)  (93,460)    (1,141)    (4,498)
                                                 _______   _______    _______    _______

    Increase (decrease) in shares
      outstanding. . . . . . . . . . . . . . . .  (5,883)    2,390        318     (1,364)
                                                 _______   _______    _______   ________
                                                 _______   _______    _______   ________

The accompanying notes are an integral part of these financial statements.

        Notes To Financial Statements

T. Rowe Price California Tax-Free Income Trust / August 31, 1995  (Unaudited)

Note 1 - Significant Accounting Policies

T. Rowe Price California Tax-Free Income Trust (the Trust) is registered under the Investment Company Act of 1940. The California Tax-Free Money Fund (the Money Fund) and the California Tax-Free Bond Fund (the Bond Fund), non-diversified, open-end management investment companies, are the two portfolios established by the Trust.

A) Valuation - Debt securities are generally traded in the over-the-counter market. Investments in securities with remaining maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Except with respect to certain securities held by the Money Fund, securities with remaining maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields. Securities held by the Money Fund with remaining maturities of 60 days or less are valued at amortized cost. Financial futures contracts are valued at closing settlement prices.
      Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of each fund, as authorized by the Board of Trustees.

B) Premiums and Discounts - Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes.
Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

C) Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on an identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Payments ("variation margin") made or received by the fund to settle the daily fluctuations in the value of futures contracts, are recorded as unrealized gain or loss until the contracts are closed.
Unrealized gains and losses on futures contracts are included in Change in net unrealized gain or loss in the accompanying financial statements.

Note 2 - Investment Transactions

Consistent with their investment objectives, the funds engage in the following practices to manage exposure to certain risks and enhance performance. The investment objective, policies, program, risk factors, and following practices of each fund are described more fully in each fund's Prospectus and Statement of Additional Information.

A) Futures Contracts - At August 31, 1995, the Bond Fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time and place. Risks arise from possible illiquidity of the futures market and from movements in security values.

B) Other - Purchases and sales of portfolio securities for the Bond Fund, other than short-term securities, aggregated $46,328,000 and $42,122,000, respectively, for the six months ended August 31, 1995.

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its income. The Money Fund has unused realized capital loss carryforwards for federal income tax purposes of $45,000; $19,000 of which expire in 1997, and $26,000 in 1998. The Bond Fund has unused realized capital loss carryforwards for federal income tax purposes of $3,204,000 which expire in 2003. Each fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.
      At August 31, 1995, the aggregate cost of investments for the Money and Bond funds for federal income tax and financial reporting purposes was $66,871,000 and $129,837,000, respectively. Net unrealized gain (loss) on investments was as follows:

                             Money Fund      Bond Fund
                             ___________    ___________

Appreciated Investments     $    5,000     $ 6,190,000
Depreciated Investments         (5,000)       (166,000)
                            ____________   ____________

Net Unrealized Gain (Loss)  $        -     $ 6,024,000
                            ____________   ____________
                            ____________   ____________

Note 4 - Related Party Transactions

The investment management agreement between each fund and T. Rowe Price Associates, Inc. (the Manager) provides for an annual investment management fee, of which $15,000 and $50,000 was payable at August 31, 1995 by the Money and Bond funds, respectively. The fee is computed daily and paid monthly, and consists of an Individual Fund Fee equal to 0.10% of average daily net assets and a Group Fee. The Group Fee is based on the combined assets of certain mutual funds sponsored by the Manager or Rowe-Price Fleming International, Inc. (the Group). The Group Fee rate ranges from 0.48% for the first $1 billion of assets to 0.31% for assets in excess of $34 billion. At August 31, 1995, and for the six months then ended, the effective annual Group Fee rate was 0.34%. Each fund pays a pro rata share of the Group Fee based on the ratio of its net assets to those of the Group.
      Under the terms of the investment management agreement, the Manager is required to bear any expenses through February 28, 1997, for the Money and Bond funds which would cause each fund's ratio of expenses to average net assets to exceed 0.55% and 0.65%, respectively. Pursuant to this agreement, $76,000 of management fees were not accrued by the Money Fund for the six months ended August 31, 1995. Pursuant to a prior agreement, $404,000 and $256,000 of management fees remain unaccrued for the Money and Bond funds, respectively, as a result of each fund's ratio of expenses to average net assets exceeding 0.55% and 0.60%, respectively, in prior periods. Subject to shareholder approval, each fund may reimburse the Manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing each fund's ratio of expenses to average net assets to exceed 0.55% and 0.65%, respectively, for the current limitation period and 0.55% and 0.60%, respectively, for the prior periods.
      In addition, each fund has entered into agreements with the Manager and a wholly owned subsidiary of the Manager, pursuant to which the fund receives certain other services. The Manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The Money and Bond funds incurred expenses pursuant to these related party agreements totaling approximately $71,000 and $81,000, respectively, for the six months ended August 31, 1995, of which $14,000 and $16,000, respectively, were payable at period-end. Financial Highlights

T. Rowe Price California Tax-Free Money Fund (Unaudited)


                                  For a share outstanding throughout each period
                            __________________________________________________________

                                                           Year Ended
                            Six Months  _________________________________________________
                               Ended   Feb. 28,  Feb. 28,   Feb. 28,   Feb. 29, Feb. 28,
                            August 31,
                                1995     1995      1994       1993       1992     1991

NET ASSET VALUE,
  BEGINNING OF PERIOD. . . .$  1.000   $ 1.000   $ 1.000    $ 1.000    $ 1.000   $ 1.000
                              ______    ______    ______     ______     ______    ______
Investment Activities
  Net investment income. . .   0.017*    0.025*    0.019*     0.023*     0.035*    0.046*
Distributions
  Net investment income. . .  (0.017)   (0.025)   (0.019)    (0.023)    (0.035)   (0.046)
                               _____     _____     _____      _____      _____     _____
                               _____     _____     _____      _____      _____     _____

NET ASSET VALUE,
  END OF PERIOD. . . . . . .$  1.000   $ 1.000   $ 1.000    $ 1.000    $ 1.000   $ 1.000
                              ______    ______    ______     ______     ______    ______
                              ______    ______    ______     ______     ______    ______

RATIOS / SUPPLEMENTAL DATA

Total Return . . . . . . . .    1.68%     2.55%     1.92%      2.31%      3.55%     4.73%
Ratio of Expenses
  to Average Net Assets. . .    0.55%!*   0.55%*    0.55%*     0.55%*     0.55%*    0.71%*
Ratio of Net
  Investment Income to
  Average Net Assets . . . .    3.33%!    2.51%     1.90%      2.29%      3.50%     4.64%
Net Assets,
  End of Period
  (in thousands) . . . . . .$ 70,445   $76,289   $74,016    $66,617    $70,302   $82,408

    !   Annualized.
    *   Excludes expenses in excess of a 0.55% voluntary expense limitation in effect November 7, 1990 through February 28, 1995.

Financial Highlights
T. Rowe Price California Tax-Free Bond Fund (Unaudited)

                                                 For a share outstanding throughout each period
                                         ______________________________________________________________

                                                                   Year Ended
                               Six Months       _________________________________________________
                                  Ended     Feb. 28,    Feb. 28,    Feb. 28,     Feb. 29,    Feb. 28,
                               August 31,
                                   1995       1995        1994        1993         1992        1991

NET ASSET VALUE,
  BEGINNING OF PERIOD. . . .$    10.00   $   10.43   $   10.65   $     9.85   $     9.51   $    9.39
                                ______      ______      ______       ______       ______      ______
Investment Activities
  Net investment income. . .      0.28*       0.55*       0.56*        0.57*        0.59*       0.58*
  Net realized and
    unrealized gain
    (loss) . . . . . . . . .      0.16       (0.41)       0.01         0.80         0.34        0.12
                                ______      ______      ______       ______       ______      ______

Total from Investment
  Activities . . . . . . . .      0.44        0.14        0.57         1.37         0.93        0.70

Distributions
  Net investment
    income . . . . . . . . .     (0.28)      (0.55)      (0.56)       (0.57)       (0.59)      (0.58)
  Net realized gain. . . . .         -       (0.02)      (0.23)           -            -           -
                                ______      ______      ______       ______       ______      ______

Total Distributions. . . . .     (0.28)      (0.57)      (0.79)       (0.57)       (0.59)      (0.58)
                                ______      ______      ______       ______       ______      ______

NET ASSET VALUE,
  END OF PERIOD. . . . . . .$    10.16   $   10.00   $   10.43   $    10.65   $     9.85   $    9.51
                                ______      ______      ______       ______       ______      ______
                                ______      ______      ______       ______       ______      ______

RATIOS / SUPPLEMENTAL DATA

Total Return . . . . . . . .      4.43%       1.60%       5.37%       14.41%       10.05%       7.84%
Ratio of Expenses to Average
  Net Assets . . . . . . . .      0.63%!      0.60%*      0.60%*       0.60%*       0.60%*      0.73%*
Ratio of Net Investment
  Income to Average
  Net Assets . . . . . . . .      5.48%!      5.60%       5.19%        5.69%        6.07%       6.29%
Portfolio Turnover
  Rate . . . . . . . . . . .      66.3%!      78.0%       73.4%        57.5%        80.3%      192.7%
Net Assets,
  End of Period
  (in thousands) . . . . . .$  137,384   $ 131,953   $ 151,936   $  143,973   $  108,494   $  84,375


    !   Annualized.
    *   Excludes expenses in excess of a 0.60% voluntary expense limitation in effect November 7, 1990 through February 28, 1995 and a 0.80% voluntary expenses limitation in effect November 1, 1989 through November 6, 1990.

Shareholder Services

To help shareholders monitor their current investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information and services -- at no extra cost.

Knowledgeable Service Representatives

By Phone -- Shareholder service representatives are available from 8:00 a.m. to 10:00 p.m., Monday - Friday, and weekends from 9:00 a.m. to 5:00 p.m ET. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

In Person -- Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. While there, you can drop off applications or obtain prospectuses and other literature.

Automated 24-Hour Services

Tele*Access (Registered Trademark) (1-800-638-2587) provides information such as account balance, date and amount of your last transaction, latest dividend payment, and fund prices and yields. Additionally, you have the ability to request prospectuses, statements, account and tax forms; reorder checks; and initiate purchase, redemption, and exchange orders for identically registered accounts.

PC*Access (Registered Trademark) provides the same information as Tele*Access, but on a personal computer via dial-up modem.

Account Services

Checking -- Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield Fund and Emerging Markets Bond Fund).

Automatic Investing -- Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A low, $50 minimum makes it easy to get started.

Automatic Withdrawal -- If you need money from your fund account on a regular basis, you can establish scheduled, automatic redemptions.

Dividend and Capital Gains Payment Options -- Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.

Investment Information

Combined Statement -- A comprehensive overview of your T. Rowe Price accounts. The summary page gives your earnings by tax category, provides total portfolio value, and lists your investments by type -- stock, bond, and money market. Detail pages itemize account transactions by fund.

Shareholder Reports -- Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

The T. Rowe Price Report -- A quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

Insights -- A library of information that includes reports on mutual fund tax issues, investment strategies, and financial markets.

Detailed Investment Guides -- Our widely acclaimed Asset Mix Worksheet, College Planning Kit, Retirees Financial Guide, Retirement Planning Kit (also available on disk for PC use), and Guide to Risk-Adjusted Performance can help you determine and reach your investment goals.


Discount Brokerage

You can trade stocks, bonds, options, precious metals, and other securities at a substantial savings over regular commission rates. Call a shareholder service representative for more information.

Graph: California Yield Indexes. A graph which shows the performance of the California Bond Index and the California Money Index for the period from 8/31/94 to 8/31/95.